UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2026

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road Suite 1100 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 3.02	Unregistered Sale of Equity Securities.

On March 30, 2026, Battalion Oil Corporation (the “Company”) issued 1,800,000 shares of its common stock, par value $0.0001 per share (the “Common Stock”), to Luminus Energy Partners Master Fund, Ltd. (“Luminus”) upon the conversion of 7,803 shares of the Company’s Series A-2 Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “Series A-2 Preferred Stock”). The conversion was calculated in accordance with the terms of the Series A-2 Preferred Stock, including adjustments provided in respect of any Unpaid Dividend Accrual (as defined in the Company’s Certificate of Incorporation, as amended), and using a conversion price of $6.21 per share.

As previously disclosed, the Series A-2 Preferred Stock was issued, pursuant to that certain Purchase Agreement (the “Series A-2 Purchase Agreement”) entered into on December 15, 2023, by and among the Company and each of the purchasers set forth on Schedule A thereto (the “Series A-2 Purchasers” and the purchase and sale of such shares of Series A-2 Preferred Stock, the “Series A-2 Preferred Stock Transaction”).

The Series A-2 Purchasers, including Luminus, and/or their respective affiliates, consisted of our largest three (3) shareholders whose appointed representatives made up fifty percent (50%) of our board of directors. The Series A-2 Preferred Stock Transaction, including the Common Stock issuable upon the conversion of the Series A-2 Preferred Stock, was approved by our board of directors upon recommendation by a special committee of disinterested directors that was established to evaluate the proposed terms of the Series A-2 Preferred Stock Transaction.

Issuance of the Common Stock was undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

March 31, 2026	By:	/s/ Walter Mayer
	Name:	Walter Mayer
	Title:	Senior Vice President, General Counsel

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